EXHIBIT 32.1
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                                  CERTIFICATION


            The undersigned officer of Abitibi-Consolidated Inc. (the "Company"), does hereby certify that to the best of my knowledge:

            1. the Report on Form 6-K of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 1st, 2004


/s/ John W. Weaver
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John W. Weaver
President and Chief Executive Officer